UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-200629

EMERALD DATA INC.

(Exact name of Registrant as specified in its charter)

Nevada	35-2513795
(State of incorporation)	(IRS Employer Identification No.)

7950 NW 53RD STREET, SUITE 337

MIAMI, FL 33166

Address of Principle Executive Office

(305)-239-9993

Registrant’s telephone number, including area code

Date of Report (Date of earliest event reported):

April 29th, 2019

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 29, 2019, Mr. Yves Toelderer resigned from his official position as Director and CEO of the Company.

On the same day the shareholders of the Company voted Mr. Wolfgang Tippner as Director & Chief Executive Officer of the Company.

ITEM 9.01 EXHIBITS

(d) Exhibits.

10.1	Shareholders´s Resolution Appointing New Director
10.2	Resignation of Mr. Yves Toelderer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29th, 2019

EMERALD DATA INC.

/s/ Teck Siong Lim

By:	Teck Siong Lim, CFO

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